UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
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TIMBERLINE RESOURCES CORPORATION
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(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Notice of Annual Meeting of Stockholders September 24, 2015

To all Stockholders of Timberline Resources Corporation:

You are invited to attend the Annual Meeting (the “Meeting”) of Stockholders (“Stockholders”) of Timberline Resources Corporation (the “Company” or “Timberline”).  The Meeting will be held at 10:00 a.m. local time on September 24, 2015, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814.  The purposes of the Meeting are:

1.	To elect the nominees to Timberline’s board of directors (the “Board”) to serve until Timberline’s 2016 annual meeting of Stockholders or until successors are duly elected and qualified;

2.	To approve the adoption of the Company’s 2015 Stock and Incentive Plan;

3.	To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year ended September 30, 2015; and

4.	Any other business that may properly come before the Meeting.

The Board has fixed August 18, 2015 as the record date for the Meeting.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of Stockholders as of August 18, 2015, will be available at the Meeting for inspection by any Stockholder.  Stockholders will need to register at the Meeting to attend the Meeting.  If your shares of Timberline common stock (“Timberline Shares”) are not registered in your name, you will need to bring proof of your ownership of those Timberline Shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your Timberline Shares to provide you with proper proxy documentation that shows your ownership of Timberline Shares as of August 18, 2015 and your right to vote such Timberline Shares at the Meeting.  Please bring that documentation to the Meeting.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your Timberline Shares in person.

By Order of the Board of Directors
/s/ Randal Hardy
Randal Hardy, Chief Financial Officer
Dated: August 25, 2015

i

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Proxy Statement for Annual Meeting of Stockholders To Be Held September 24, 2015, 10:00 A.M. Local Time Timberline Resources Corporate Office 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814

Unless the context requires otherwise, references in this Proxy Statement to “Timberline Resources,” “Timberline,” “we,” “us,” “Company” or “our” refers to Timberline Resources Corporation.

The Annual and Special Meeting (the “Meeting”) of Stockholders of Timberline Resources (the “Stockholders” or “stockholders”) will be held on September 24, 2015, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814, at 10:00 a.m. local time.  The purposes of the Meeting are:

1.
To elect the following nominees to the Board to serve until Timberline’s 2016 annual meeting of Stockholders or until successors are duly elected and qualified: William Sheriff, Kiran Patankar, Paul Dircksen, Robert Martinez and Leigh Freeman;

2.	To approve the adoption of Timberline’s 2015 Stock and Incentive Plan (the “2015 Stock and Incentive Plan”);

3.	To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2015; and

4.	Any other business that may properly come before the Meeting.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Board of Directors of proxies for the Meeting.  Timberline anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as Appendix A, will first be mailed to holders of shares of the Timberline common stock (“Timberline Shares”) on or before August 28, 2015.

You are invited to attend the Meeting at the above stated time and location.  If you plan to attend and your Timberline Shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your Timberline Shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

The Timberline Shares are the only type of security entitled to vote at the Meeting.  Our corporate bylaws define a quorum as the presence in person or by proxy of one-third of the issued and outstanding Timberline Shares.  The approval of a majority of the votes actually cast for each matter at the Meeting, whether in person or by proxy, is required to approve the adoption of the 2015 Stock and Incentive Plan and to ratify the appointment of Timberline’s independent registered public accounting firm.   With respect to the election of directors, a plurality of the votes cast is required to elect a nominee.

Proxy Solicitation

The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Timberline Shares.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at  101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814 on September 24, 2015

Our proxy statement for the Meeting, form of proxy card and 2014 Annual Report is available at http://www.timberline-resources.com/main.php?page=119.

TABLE OF CONTENTS

INFORMATION CONTAINED IN THIS PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING	2
PROPOSAL 1 — ELECTION OF DIRECTORS	6
INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES	7
CORPORATE GOVERNANCE	10
EXECUTIVE COMPENSATION	14
DIRECTOR COMPENSATION	17
OTHER GOVERNANCE MATTERS	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
PROPOSAL 2 — APPROVAL OF THE ADOPTION OF THE TIMBERLINE 2015 STOCK AND INCENTIVE PLAN	22
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
OTHER MATTERS	33
APPENDICES	33

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of August 20, 2015.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Timberline other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized.  This proxy statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation.  Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and Stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on August 18, 2015 and are entitled to vote at the Meeting.  This Proxy Statement describes issues on which Timberline would like you, as a Stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your Timberline Shares.

When you sign the proxy card you appoint each of Kiran Patankar, President and Chief Executive Officer to Timberline and Randal Hardy, Chief Financial Officer to Timberline, as your representatives at the Meeting.  As your representatives, they will vote your Timberline Shares at the Meeting (or any adjournments or postponements) as you have instructed on your proxy card.  With proxy voting, your Timberline Shares will be voted whether or not you attend the Meeting.  Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your Timberline Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed August 18, 2015 as the record date for the Meeting.  Only holders of Timberline Shares as of the close of business on that date will be entitled to vote at the Meeting.

How many Timberline Shares are outstanding?

As of August 18, 2015, Timberline had 12,000,084 Timberline Shares issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	The election of the nominees to the Board to serve until Timberline’s 2016 annual meeting of stockholders or until successors are duly elected and qualified;

2.	The approval of the 2015 Stock and Incentive Plan;

3.	The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2015; and

4.	Any other business that may properly come before the Meeting.

How many votes do I get?

Each Timberline Share is entitled to one vote.  Dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the approval of the 2015 Stock and Incentive Plan and FOR the ratification of the appointment of our independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

●	Completing your proxy card over the internet at the following website: www.proxyvote.com;

●	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Vote processing, c/o Broadridge, 51 Mercedes Way, Englewood, New York 11717;

●	Signing and faxing your proxy card to the number provided on the proxy card; or

●	Attending the Meeting and voting in person.

If your Timberline Shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Timberline Shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Timberline Shares in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your Timberline Shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Meeting?

Timberline will pass out written ballots to anyone who wants to vote at the Meeting.  If you hold your Timberline Shares through a brokerage account but do not have a physical share certificate, or the Timberline Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Meeting.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at proxy@timberline-resources.com or call us toll free at (866) 513-4859 to request a copy of the proxy materials.

Send requests to:
Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814

Attention:  Randal Hardy
Chief Financial Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

●
Signing another proxy with a later date and mailing it to the attention of: Randal Hardy, Chief Financial Officer, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on September 23, 2015;

●
Delivering a written notice of the revocation of your proxy to the attention of: Randal Hardy, Chief Financial Officer, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on September 23, 2015; or

●	Voting in person at the Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the Timberline Shares if they wish to change their vote.

How many votes do you need to hold the Meeting?

To conduct the Meeting, Timberline must have a quorum, which means one-third of the outstanding voting shares of Timberline as of the record date must be present at the Meeting.  Timberline Shares are the only type of security entitled to vote at the Meeting.  Based on 12,000,084 voting shares outstanding as of the record date of August 18, 2015, 4,000,028 Timberline Shares must be present at the Meeting, in person or by proxy, for there to be a quorum.  Your Timberline Shares will be counted as present at the Meeting if you:

●	Submit a properly executed proxy card (even if you do not provide voting instructions); or

●	Attend the Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Timberline’s bylaws state that abstentions are not considered as votes cast for or against a proposal or as a vote withheld for any director nominee.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Timberline Shares in street name for their customers, are generally required to vote the Timberline Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Timberline Shares on routine matters but not on non-routine matters.  The election of directors to the Board and the approval of the 2015 Stock and Incentive Plan are both non-routine matters.  Consequently, if customers do not give any direction, brokers will not be permitted to vote such Timberline Shares at the Meeting in relation to these matters. The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2015 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote.  Any Timberline Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) are not considered votes cast for or against a proposal or as a vote withheld for any director nominee and will not affect the outcome of any proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting.  The nominees with the most votes will be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

How many votes are needed to approve the adoption of 2015 Stock and Incentive Plan?

The adoption of the 2015 Stock and Incentive Plan will be approved if a majority of the votes actually cast at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will not count as a vote cast for or against this proposal.  We encourage you to vote FOR this proposal.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the votes actually cast at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

Will my Timberline Shares be voted if I do not sign and return my Proxy Card?

If your Timberline Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your Timberline Shares will not be voted at the meeting.  See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your Timberline Shares.

If your Timberline Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your Timberline Shares will not be voted at the Meeting unless you attend the Meeting and vote your Timberline Shares in person.

Where can I find the voting results of the Meeting?

Timberline will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Meeting.

Who will pay for the costs of soliciting proxies?

Timberline will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, Timberline’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Upon request, Timberline will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Timberline Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Timberline Shares.

When are stockholder proposals due for the 2016 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to Timberline’s Secretary, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and received no later than April 28, 2016, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2016 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2015. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after July 12, 2016 will be considered untimely pursuant to Rule 14a-5(e)(2) of the U.S. Exchange Act provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held calendar year 2016 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2015.

How can I obtain a copy of the 2014 Annual Report on Form 10-K?

Timberline’s 2014 Annual Report on Form 10-K, including amendments thereto and financial statements, is available on the internet with this Proxy Statement at http://www.timberline-resources.com/main.php?page=119. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Timberline Shares on the record date, Timberline will provide to such stockholder, without charge, a paper copy of Timberline’s 2014 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, Timberline will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2014 Annual Report on Form 10-K should be mailed to:
Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814

Attention: Randal Hardy
Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

The following materials accompany or are attached to this Proxy Statement:

APPENDIX A                                Form of Proxy Card
APPENDIX B                                Timberline 2015 Stock and Incentive Plan

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

Timberline’s current bylaws require the Board to have three or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of six (6) directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following five (5), current Board Members for election at the Meeting, to hold office until the 2016 annual meeting:

●	William Sheriff
●	Kiran Patankar
●	Paul Dircksen
●	Robert Martinez
●	Leigh Freeman

John Watson, who is currently a member of the Board of Directors, has indicated to the Board his desire not to stand for re-election at the Meeting. Therefore, immediately following the Meeting, the size of the Board of Directors will be reduced to five (5) directors. Although the size of the Board will be six (6) directors at the time of Meeting and only five (5) directors have been nominated, Stockholders may not vote their proxies for a greater number of persons than the nominees named above.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes cast in person or represented by proxy and entitled to vote at the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors and nominees, executive officers and key employees.  The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified.  The ages of the directors and officers are shown as of January 27, 2015.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
Kiran Patankar	President & Chief Executive Officer	President & Chief Executive Officer	January 1, 2015	38
Paul Dircksen(1)	Vice-President of Business Development and Technical Services, Director	Vice-President of Business Development and Technical Services	September 22, 2006	69
Randal Hardy(2)	Chief Financial Officer	Chief Financial Officer	August 27, 2007	54
Steven Osterberg	Vice-President, Exploration	Vice-President, Exploration	February 1, 2012	54
William M. Sheriff(3)	Chairman of the Board of Directors	Chief Executive Officer, Till Capital Ltd.	August 15, 2014	56
Robert Martinez(3)	Director	Management Consultant	January 22, 2010	68
John Watson(3)	Director	Chief Executive Officer, NV Gold Corporation	August 15, 2014	65
Leigh Freeman(3)	Director	Principal, Leigh Freeman Consultancy	January 18, 2013	65

(1)
Mr. Dircksen was Executive Chairman of the Board of Directors until August 15, 2014 when Mr. Sheriff was appointed as Chairman of the Board of Directors.  Mr. Dircksen was President & Chief Executive Officer until his resignation from those offices effective on December 31, 2014 when he was appointed Vice-President of Business Development and Technical Services.

(2)	Mr. Hardy was a director until his resignation from the Board effective on August 15, 2014.

(3)	“Independent” in accordance with Rules 121 and 803A of the NYSE MKT Company Guide.

The following is a description of the business background of the Directors and executive officers of Timberline Resources Corporation:

Board of Directors and Executive Officers

William M. Sheriff – Chairman of the Board of Directors

Mr. Sheriff (56) is an entrepreneur with over 30 years of mineral exploration experience.  He has been a director and Chairman of the Board since August 2014.  He also serves as Chairman and Chief Executive Officer of Till Capital Ltd.  Prior to founding Till Capital Ltd. and its predecessor Golden Predator Corp., Mr. Sheriff was a co-founder and Chairman of Energy Metals Corp.  He also serves as Chairman of Silver Predator Corp, enCore Energy Corp., and is a Director of Western Lithium USA Corporation and Co-Chairman of Golden Predator Mining Corp.  Mr. Sheriff has served as a director for numerous mineral exploration companies, and he holds a BSc degree (Geology) from Fort Lewis College, Colorado and an MSc in Mining Geology from the University of Texas-El Paso.

For the following reasons the Board of Directors (the “Board”) concluded that Mr. Sheriff should serve as a director (a “Director”) and Chairman of the Board of the Company, in light of its business and structure. Mr. Sheriff’s technical, financial and management experience in mining and mineral exploration enables him to provide financial, market, and technical insight to the Board.  Further, his training and experience as a geologist and mining executive allow him to bring technical and managerial expertise to the Board as a director. These skills are valuable to the Board at this time as the Company’s primary assets are exploration stage properties.

Paul Dircksen – Director, Vice-President of Business Development and Technical Services

Mr. Dircksen (69) has over 35 years of experience in the mining and exploration industry, serving in executive, managerial, and technical roles at several companies.  He has been a director since January 2005 and our Vice President of Exploration from May 2006 to January 2012.  Mr. Dircksen was Executive Chairman from September 2009 to August 2014 and was appointed President and Chief Executive Officer in March 2011.  Working in the United States and internationally, he has a strong technical background, serving as a team member on approximately nine gold discoveries, seven of which later became operating mines.  From January 2005 to May 2006 he was self-employed as a consulting geologist until joining Timberline Resources.  Mr. Dircksen was the president of Brett Resources from January 2004 to December 2004, and prior to that, from January 2003 to December 2003, he was President of Bravo Venture Group, a junior exploration company.  During 2002 he was self-employed as an independent mineral geologist.  Between 1987 and 2001, Mr. Dircksen was Senior Vice-President of Exploration for Orvana Minerals Corp.  He holds an M.S. in Geology from the University of Nevada.  Mr. Dircksen currently serves as a director of Avrupa Minerals and Northair Silver.

For the following reasons the Board concluded that Mr. Dircksen should serve as a Director of the Company, in light of its business and structure. Mr. Dircksen’s extensive management experience in mineral exploration companies and background in mineral projects enable him to provide operating and leadership insights to the Board as the Executive Chairman.  Further, his training and experience as a geologist allow him to bring technical expertise in regard to mineral exploration to the Company.   These skills are valuable to the Board at this time as the Company’s primary assets are exploration stage properties.

Robert Martinez – Director

Mr. Martinez (68) was appointed to the Board of Directors in January 2010.  He is a metallurgical engineer with over 35 years of experience in the mining and exploration industry.  Since May 2005, Mr. Martinez has been an independent mine management and metallurgical consultant.  In addition, from May 2005 until September 2008, Mr. Martinez was a member of the Board of Directors of Metallica Resources Inc., and from August 2005 until May 2009, he was a member of the Board of Directors of Zacoro Metals.  From August 1988 until December 2004, Mr. Martinez held various management and executive positions at NYSE-listed Coeur d’Alene Mines Corporation including serving as Vice President and General Manager of the Rochester Mine, Vice President of Engineering and Operations,  Senior Vice President of Operations, and President and Chief Operating Officer.  Mr. Martinez holds a B.S. in Metallurgical Engineering from the University of Arizona and has completed graduate work in business at Western New Mexico University and Dartmouth College.  Mr. Martinez currently serves as a director of True Gold Mining, Inc.

For the following reasons the Board concluded that Mr. Martinez should serve as a Director of the Company, in light of its business and structure. Mr. Martinez’s technical and management experience in mining and metallurgy enables him to provide operating insight to the Board.  Further, his training and experience as a metallurgical engineer allow him to bring technical expertise to the Board as a director. These skills are valuable to the Board at this time as the Company’s primary assets are exploration stage properties.

Leigh Freeman – Director

Mr. Freeman (65) was appointed to the Board of Directors in January 2013. He has over 40 years of experience in the mining industry.  At present, he is Principal with Leigh Freeman Consultancy and is also the Chairman and Chief Executive Officer of Blue Sun Energy, Inc., a private, technology-based alternative energy company.  Mr. Freeman has served in technical, managerial and executive positions with junior and senior mining and service companies.  He was a co-founder, President and Director of Orvana Minerals and also held several positions with Placer Dome.  Mr. Freeman also serves as a trustee of the Montana Tech Foundation and on the industry advisory board for the mining programs at the University of Arizona, Montana Tech and South Dakota School of Mines. In addition, he co-chaired the Education Sustainability Committee for the Society of Mining Engineers.

For the following reasons the Board concluded that Mr. Freeman should serve as a Director of the Company, in light of its business and structure. Mr. Freeman’s technical and management experience in mining and mineral exploration enables him to provide operating insight to the Board.  Further, his training and experience as a geological engineer allow him to bring technical expertise to the Board as a director. These skills are valuable to the Board at this time as the Company’s primary assets are exploration stage properties.

John Watson – Director

Mr. Watson (65) was appointed to the Board of Directors in August 2014.  He has over 30 years of experience in the mineral resource industry.  Currently, he is the President, CEO, and Director of NV Gold Corporation.  From 2002 to 2007, Mr. Watson was the President of Pan-Nevada Gold Corporation which, prior to the completion of its plan of arrangement with Midway Gold Corp. in April, 2007, was a TSX Venture Exchange listed company focused on the acquisition, exploration and expansion of advanced stage gold projects in Nevada.  From 1979 to 1993, Mr. Watson was the President and CEO of Horizon Gold Corporation, which was listed on NASDAQ from 1986 to 1993. Horizon Gold Corporation built and operated two open pit, heap leach mines in Nevada during the period from 1985 to 1992.  Currently, Mr. Watson is a director of Prospero Silver Corp. which is a TSX-V listed company operating in Mexico.  Mr. Watson holds a B.A. in Geology from the University of Texas and an M.Sc. in Mineral Economics from the Colorado School of Mines.

For the following reasons the Board concluded that Mr. Watson should serve as a Director of the Company, in light of its business and structure. Mr. Watson’s technical, operational and management experience in mining and mineral exploration enables him to provide operating insight to the Board.  Further, his training and experience as a geologist and mining executive allow him to bring technical and managerial expertise to the Board as a director. These skills are valuable to the Board at this time as the Company’s primary assets are exploration stage properties.

Kiran Patankar – Director, President and Chief Executive Officer

Mr. Patankar (38) is a versatile executive and leader with over 12 years of global mining industry experience spanning investment banking, operations management, geology, and engineering.  Prior to joining Timberline in January 2015, he spent 7 years in the Canadian investment banking industry where he focused on advising clients ranging from junior growth companies to senior mining companies on capital raising and mergers & acquisitions. He was recently Managing Director, Mining Investment Banking of Mackie Research Capital Corporation from January 2012 until December 2014. Prior to that, he was Vice President, Metals & Mining Investment Banking at Macquarie Capital Markets Canada Ltd. from August 2007 until December 2011. Between 2000 and 2006, he worked in the mining industry for 4 years as a geologist and engineer and in the construction materials industry for 2 years in operational and business development roles. Mr. Patankar holds a B.S. in Geological Engineering from the Colorado School of Mines and an MBA from the Yale School of Management.  Mr. Patankar is employed on a full-time basis with Timberline Resources.

For the following reasons the Board concluded that Mr. Patankar should serve as a Director of the Company, in light of its business and structure. Mr. Patankar’s metals and mining investment banking background enables him to provide guidance to the Board on strategic and financial matters that are critical at this stage in the Company’s development.  Further, his leadership experience and training as a geological engineer allow him to bring managerial and technical expertise to the Board as a director. These skills are valuable to the Board at this time as the Company’s primary assets are exploration stage properties.

Randal Hardy – Chief Financial Officer

Mr. Hardy (54) is an experienced financial executive with over 24 years of operations and corporate finance experience in the precious metal mining, exploration, and manufacturing sectors.  He was appointed as our Chief Executive Officer, Chief Financial Officer and to our board of directors in August 2007. In March 2011, Paul Dircksen was appointed Chief Executive Officer and Mr. Hardy continued as the Chief Financial Officer and a Director of the Company.  He was a director until August 2014.  Prior to his appointment by us, since September 2006, Mr. Hardy was the President of HuntMountain Resources, a publicly held U.S.-based junior exploration company.  Prior to that, from August 2005, he was HuntMountain’s Chief Financial Officer.  Previously, from 1997  to 2005, he held positions as President and CEO of Sunshine Minting, Inc. a privately held, precious metal custom minting and manufacturing firm.  Prior to his tenure at Sunshine Minting, Inc., Mr. Hardy has served as Treasurer of the NYSE-listed Sunshine Mining and Refining Company.  Mr. Hardy has a Business Administration degree from Boise State University and has attained certifications as a Certified Management Accountant and a Certified Cash Manager.  Mr. Hardy currently serves as a director of Rae-Wallace Mining Company and is employed on a full-time basis with Timberline Resources.

Steven Osterberg – Vice President, Exploration

Dr. Osterberg (54) was appointed as our Vice-President, Exploration on February 1, 2012.  Prior to his appointment, since April 2009, Dr. Osterberg was a Senior Geologist with Tetra Tech, Inc., a mining-related consulting firm.  From November 2004 through March 2009, Dr. Osterberg was an independent consulting geologist.  During this period, Dr. Osterberg also co-founded Jack’s Fork Exploration, Inc., a privately held mineral exploration company, where he continues to serve as a Director.  From 2002 to 2004, Dr. Osterberg was a Senior Geologist at Tetra Tech-MFG, Inc.  Dr. Osterberg holds a Ph.D. in geology from the University of Minnesota and is a licensed professional geologist (P.G.) and qualified person (QP) with the Society of Mining and Metallurgy (SME). Mr. Osterberg is employed on a full-time basis with Timberline Resources.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No directors of Timberline are also directors of issuers with a class of securities registered under Section 12 of the U.S. Securities Exchange Act of 1934, as amended(the “U.S. Exchange Act”) (or which otherwise are required to file periodic reports under the U.S. Exchange Act).

Legal Proceedings

Timberline is not aware of any material legal proceedings to which any director, officer or affiliate of Timberline, or any owner of record or beneficially of more than five percent of common stock of Timberline, or any associate of any director, officer, affiliate of Timberline, or security holder is a party adverse to Timberline or any of its subsidiaries or has a material interest adverse to Timberline or any of its subsidiaries.

Timberline is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Board of Directors Structure

Our current bylaws require the Board to have three (3) or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of six (6) Directors.

Director Independence

We have six directors as of August 21, 2015, including four independent directors, as follows:

●	William Sheriff
●	John Watson
●	Robert Martinez
●	Leigh Freeman

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE MKT LLC (the “NYSE-MKT”) Company Guide.

Meetings of the Board and Board Member Attendance the Meeting

During the fiscal year ending September 30, 2014, the Board held nine (9) meetings of the Board.  None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the Meeting.

Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Chief Financial Officer, Randal Hardy, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  Our Chief Financial Officer will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  Our Chief Financial Officer will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Timberline Resources’ board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the NYSE MKT LLC. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of two (2) directors each of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE MKT Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE MKT Company Guide): Leigh Freeman (Chairman) and William M. Sheriff.  Leigh Freeman satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE MKT Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the

Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended September 30, 2014, the Audit Committee met four (4) times. A copy of the Audit Committee charter is available on our website at www.timberline-resources.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board.  The Audit Committee has two (2) members, each of whom is “independent” as determined under Rule 10A-3 of the U.S. Exchange Act and the rules of the NYSE-MKT. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by overseeing the (1) integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2014 financial statements, the Committee reviewed the 2014 audited financial statements, which appear in the 2014 Annual Report to Stockholders, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Timberline’s Annual Report to the SEC on Form 10-K for the year ended September 30, 2014. The Audit Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for Timberline for the fiscal year 2015.

USubmitted by the Audit Committee Members
●	Leigh Freeman (Chairman)
●	William Sheriff

Compensation Committee

We have a Compensation Committee composed of two (2) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE-MKT Company Guide): Leigh Freeman and John Watson.

We have a Compensation Committee charter that complies with the requirements of the NYSE-MKT.  Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and propose awards of stock options.  The Compensation Committee has determined that the Corporation’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Corporation.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  Our management has not engaged the services of an external compensation consultant during the fiscal year 2014.

During the fiscal year ended September 30, 2014, the Compensation Committee met one (1) time. A copy of the Compensation Committee charter is available on our website at www.timberline-resources.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee composed of two (2) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE-MKT Company Guide): Robert Martinez (Chairman) and William Sheriff.  We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE-MKT.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.  A copy of the Director Nominating Process and Policy is available on our website at www.timberline-resources.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by stockholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating stockholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a stockholder meets the criteria, the individual will be considered on the same basis as other candidates. No stockholder or stockholders holding 5% or more of our outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended September 30, 2014, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.timberline-resources.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our stockholder base, our peer group and other relevant factors.  Considering these factors we have determined to have a separate Chief Executive Officer and Chairman of the Board.  We have determined that this structure is currently the most appropriate Board leadership structure for us.  The Board noted the following factors in reaching its determination:

●	The Board acts efficiently and effectively under its current structure.

●
A structure of a separate Chief Executive Officer and Chairman of the Board allows the Board to provide independent oversight and guidance on the major issues facing the Company on a long-term basis, while having a dedicated executive officer that oversees the day-to-day operations and implementation of the long-term vision of the Company;

●
This structure allows us to best utilize our limited resources by enabling the skill sets and expertise of our independent directors, and in particular, our Chairman, to the greatest extent and puts us in the best position to identify key risks and developments facing us to be brought to the Board’s attention;

●	Companies within our peer group utilize similar Board structures.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of Timberline. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Leigh Freeman (Chairman), and William Sheriff, each an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board.  The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of Timberline are incented to take excessive risks that would likely have a material adverse effect on our operations.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the year ended September 30, 2014 of those persons who were, at September 30, 2014 (i) the chief executive officer (Paul Dircksen) (ii) the chief financial officer (Randal Hardy) and (iii) the two other most highly compensated executive officer of the Company, whose annual base salary and bonus compensation was in excess of $100,000 (Steven Osterberg---Vice-President, Exploration and Craig Crowell – Chief Accounting Officer):

SUMMARY COMPENSATION TABLE
Name and principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Paul Dircksen, President, Chief Executive Officer(1)	2014	220,500	0	0	68,434(2)	288,934
	2013	220,500	0	0	0	220,500
Randal Hardy, Chief Financial Officer	2014	216,500	0	0	55,527(2)	272,027
	2013	216,500	0	0	0	216,500
Steven Osterberg, Vice-President, Exploration	2014	175,000	0	0	0	175,000
	2013	175,000	0	0	0	175,000
Craig Crowell, Chief Accounting Officer and Corporate Secretary(3)	2014	42,146	0	0	2,223(4)	44,369
	2013	144,500	0	0	0	144,500

(1)  Mr. Dircksen was President & Chief Executive Officer until his resignation from those offices effective on December 31, 2014 when he was appointed Vice-President of Business Development and Technical Services.
(2)   Reimbursement of taxes related to transfer of SERP plan value to employee in fiscal year 2012 (See Retirement, Resignation or Termination Plans, below).
(3)  Mr. Crowell resigned effective December 31, 2013.
(4)  Payment for earned but unused vacation time.

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended September 30, 2014, our Board and our Compensation Committee, was responsible for establishing a compensation policy and administering the compensation programs of our executive officers.

Salary

The amount of compensation that we paid to each of our officers and the terms of those persons’ employment is determined by the Compensation Committee. The Compensation Committee evaluates past performance and considers future incentive and retention in considering the appropriate compensation for our officers.  Our management did not engage the services of an external compensation consultant during fiscal year 2014.

Stock Incentive Awards

Our Compensation Committee believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.  During the year ended September 30, 2013, in this regard, on January 18, 2013, our Compensation Committee and the Board of Directors authorized the issuance of 100,000 stock option awards.  The following stock option issuances were made in the ordinary course of business:  100,000 options to Leigh Freeman upon his appointment as a director.  All options issued are exercisable at $0.22 until January 18, 2018, with all options vesting immediately on the grant date.

Executive Compensation Agreements

Dircksen Employment Agreement

Mr. Dircksen entered into a three (3) year employment agreement with annual renewals with us, effective May 1, 2006, to become our Vice President of Exploration.  Pursuant to the terms of this agreement, he will function as and perform the customary duties of Vice President of Exploration and will be a member of the Board. On March 21, 2011, Mr. Dircksen was appointed as our Chief Executive Officer and President.  Mr. Dircksen and the Company agreed to continue his compensation arrangement pursuant to the same agreement.  His compensation includes an annual salary of $220,500, fringe benefits including payment of medical and dental insurance coverage premiums, and other performance benefits and incentives. In the event of a change of control, if Mr. Dircksen’s employment is terminated by the Company without Manifest Cause (as defined below) or by Mr. Dircksen for Good Reason (as defined below), he will be entitled to receive a lump sum payment equaling three (3) times his annual base salary and the continuation of medical and dental insurance benefits as we are then obligated to pay.  Mr. Dircksen is permitted to engage in other business activities.  Good Reason is defined in the Dircksen employment agreement to mean a reduction in his compensation, title or level of responsibility, a forced relocation or other change to the terms of his employment, or a change of control of the Company.  Manifest Cause is defined as a felony conviction, a gross and willful failure to perform his duties, or dishonest conduct which is intentional and materially injurious to the Company.

Hardy Employment Agreement

In connection with his appointment, Mr. Hardy entered into an employment agreement with us, effective August 27, 2007.  A brief description of the material terms of this agreement are as follows:  the term is three (3) years, with annual renewals. The agreement can be terminated by us for cause (without notice), without cause (with three (3) months’ notice) or upon a takeover, acquisition or change in control.  Under the agreement Mr. Hardy was to act as both Chief Executive and Financial Officer until such time as a new Chief Financial Officer was appointed. Thereafter, he was to remain as Chief Executive Officer during the term of his employment.  On March 21, 2011, we appointed Paul Dircksen as our Chief Executive Officer and President with Mr. Hardy continuing as Chief Financial Officer.  His compensation under the agreement includes: an annual salary of $216,500, payment or reimbursement of premiums for health insurance coverage for him and his family, and other performance benefits and incentives.  In the event of a change of control, if Mr. Hardy’s employment is terminated by the Company without Manifest Cause (as defined below) or by Mr. Hardy for Good Reason (as defined below), he will be entitled to receive a lump sum payment equaling three (3) times his annual base salary and the continuation of medical and dental insurance benefits as we are then obligated to pay.  Good Reason is defined in the Hardy employment agreement to mean a reduction in his compensation, title or level of responsibility, a forced relocation or other change to the terms of his employment, or a change of control of the Company.  Manifest Cause is defined as a felony conviction, a gross and willful failure to perform his duties, or dishonest conduct which is intentional and materially injurious to the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the stock options granted to our named executive officers as of September 30, 2014. No stock appreciation rights were awarded.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Option Exercise Price ($)(2)	Option Expiration Date
Paul Dircksen	16,667 12,501 12,500	$9.84 $11.64 $5.88	7/22/2015 3/31/2016 4/11/2017
Randal Hardy	16,667 8,334 12,500	$9.84 $11.64 $5.88	7/22/2015 3/31/2016 4/11/2017
Steven Osterberg	8,334 8,334	$6.48 $5.88	2/1/2017 4/11/2017
Craig Crowell(1)	4,167 4,167 6,250	$9.84 $12.60 $5.88	7/22/2015 3/21/2016 4/11/2017

(1)	Mr. Crowell resigned effective December 31, 2013.

(2)	Subsequent to September 30, 2014 our board of directors and stockholders approved a one-for-twelve reverse stock split of our common stock. After the reverse stock split, effective October 31, 2014, each holder of record held one share of common stock for every 12 shares held immediately prior to the effective date. As a result of the reverse stock split, the number of shares underlying outstanding stock options and warrants and the related exercise prices were adjusted to reflect the change in the share price and outstanding shares on the date of the reverse stock split. The effect of fractional shares was not material. All share and per-share amounts and related disclosures have been retroactively adjusted for all periods to reflect the on-for-twelve reverse stock split.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of Timberline or as a result of a change in the responsibilities of an executive following a change in control of Timberline.  Specific executive employment agreements described above do, however, provide that in the event of a change of control, if the executive’s employment is terminated by Timberline without Manifest Cause or by the executive for Good Reason, as such terms are defined in their respective employment agreements, the executive will be entitled to receive a lump sum payment equaling three (3) times annual base salary and the continuation of medical and dental insurance benefits as Timberline is then obligated to pay.

Prior to September 30, 2012, we maintained a Supplemental Executive Retirement Plan (SERP), which is funded by insurance and covers Paul Dircksen.  We were party to a Supplemental Income Agreement (“Agreement” for purposes of this paragraph) with Paul Dircksen, which provided for the payment of deferred compensation to Mr. Dircksen upon his death, Disability, Retirement or Early Retirement, or upon a Change in Control as defined in Regulations issued by the Internal Revenue Service under IRC Section 409A.  Under the terms of the Agreement, if Mr. Dircksen remained actively and continuously employed on a full time basis until his Retirement (defined as his voluntary termination of employment on or after attaining age 65) or his death, Mr. Dircksen would be paid $100,000 pursuant to the Agreement.   If Mr. Dircksen remained actively and continuously employed on a full time basis until his Early Retirement (defined as his voluntary termination of employment after attaining age 60 and before attaining age 65) or his Disability (as defined in the Agreement) he would be paid each year for ten years an amount equal to 5% of the cash surrender value of the life insurance policy funding the Agreement (the “Policy’).  Upon a Change in Control, the Policy would be distributed to Mr. Dircksen and the Agreement would be terminated, with no further obligations on the part of Timberline.

During the year ended September 30, 2012, we determined that we no longer wished to maintain SERPs for our management or employees.  The Policy was distributed to Mr. Dircksen and the Agreement was terminated, with no further obligation on the part of Timberline.  In addition, a SERP in a form substantially the same as that provided to Mr. Dircksen that was maintained for a former non-executive employee of Timberline was transferred to Randal Hardy during the year ended September 30, 2012.  Upon transfer, the Policy was distributed to Mr. Hardy and the Agreement was terminated, with no further obligation on the part of Timberline.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our directors during the fiscal year ended September 30, 2014.  Compensation to directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leigh Freeman	10,875	0	0	0	0	0	10,875
Robert Martinez	9,750	0	0	0	0	0	9,750
William M. Sheriff(1)	0	0	0	0	0	0	0
John Watson(1)	0	0	0	0	0	0	0
(1) Appointed to the Board of Directors effective on August 15, 2014. (2) See Compensation of Directors, below, for a description of cash compensation earned by Directors.

Compensation of Directors

During the fiscal year ended September 30, 2104, we terminated our cash compensation program for our Directors.  Prior to the termination, our Directors who were not also executive officers were to receive cash compensation of $7,500 per year, prorated if the individual did not serve as a Director for the entire fiscal year, along with $1,000 for each Board meeting attended.  Committee members were to receive $1,000 per fiscal year, with the chairperson of each committee receiving an additional $500 per fiscal year, prorated if the individual did not serve as a committee member or chairperson for the entire fiscal year.  Directors that were also executive officers received no monetary compensation for serving as a Director.  Directors are also granted non-qualified stock options and stock awards as compensation; although no such compensation was received during the year ended September 30, 2014.

OTHER GOVERNANCE MATTERS

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President and Chief Executive Officer, Kiran Patankar. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
●	Compliance with applicable governmental laws, rules and regulations; and
●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
●	Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.timberline-resources.com.  A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended September 30, 2012, or during the subsequent period from October 1, 2012 through the date of this Proxy Statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Exchange Act, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended September 30, 2014 all filing requirements applicable to our officers, directors and greater-than-10%-beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of August 21, 2015, regarding the ownership of our common stock by:

●	each named executive officer, each director and all of our directors and executive officers as a group; and
●	each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 12,000,084 shares of common stock outstanding as of August 21, 2015. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following August 21, 2015 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS

Title of Class	Name of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	William M. Sheriff (a)(1) Chairman of the Board, Director	323,750 / 55,000	3.14%
Common Stock	Kiran Patankar(b)(2) President & Chief Executive Officer	107,500 / 34,189	1.18%
Common Stock	Paul Dircksen(b)(3) Vice President of Business Development and Technical Services, Director	44,225 / 70,001	*
Common Stock	Randal Hardy(4) Chief Financial Officer	10,751 / 70,834	*
Common Stock	Steven Osterberg (5) Vice-President, Exploration	2,493 / 56,668	*
Common Stock	Robert Martinez (a)(6) Director	- / 57,500	*
Common Stock	Leigh Freeman (a)(7) Director	- / 53,334	*
Common Stock	John Watson (a)(8) Director	- / 35,000	*

Common Stock	Total Directors and Executive Officers as a group (8 persons)	488,719 / 532,526	7.41%

5% STOCKHOLDERS

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	Resource Re Ltd. (9) Continental Building 25 Church Street Hamilton HM 12 Bermuda	701,250 / -	5.84%

Common Stock	Gunpoint Exploration Suite 201, 1512 Yew Street Vancouver, BC V6K 3E4 Canada	2,000,000	16.67%

*	less than 1%.

**
The percentages listed for each stockholder are based on 12,000,084 shares outstanding as of August 21, 2015 and assume the exercise by that stockholder only of his entire option exercisable within 60 days of August 21, 2015.

(a)	Director only

(b)	Officer and Director

(1)
A vested option to purchase 55,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019. This stockholder is the Chief Executive Officer of Till Capital, the parent company of Resource Re Ltd.  He disclaims beneficial ownership of the securities held by Resource Re Ltd. and shall not be deemed to be the beneficial owner of the securities held by Resource Re Ltd. for any purpose. As a result of the reverse stock split effected by the Issuer on October 31, 2014, Resource Re Ltd. currently holds 701,250 common shares of the Issuer.

(2)	A vested option to purchase 34,189 shares was granted to this stockholder on January 14, 2015 with an exercise price of $0.74 per share and an expiration date of January 14, 2020.

(3)
A vested option to purchase 12,501 shares was granted to this stockholder on March 31, 2011 with an exercise price of $11.64 per share and an expiration date of March 31, 2016.  A vested option to purchase 12,500 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.

(4)
1,667 shares are held in an IRA account.   A vested option to purchase 8,334 shares was granted to this stockholder on March 31, 2011 with an exercise price of $11.64 per share and an expiration date of March 31, 2016. A vested option to purchase 12,500 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 50,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.

(5)
A vested option to purchase 8,334 shares was granted to this stockholder on February 1, 2012 with an exercise price of $6.48 per share and an expiration date of February 1, 2017.  A vested option to purchase 8,334 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 40,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.

(6)
A vested option to purchase 6,250 shares was granted to this stockholder on March 21, 2011 with an exercise price of $12.60 per share and an expiration date of March 21, 2016.  A vested option to purchase 6,250 shares was granted to this stockholder on April 11, 2012 with an exercise price of $5.88 per share and an expiration date of April 11, 2017.  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.

(7)
A vested option to purchase 8,334 shares was granted to this stockholder on January 18, 2013 with an exercise price of $2.64 per share and an expiration date of January 18, 2018.  A vested option to purchase 45,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.

(8)	A vested option to purchase 35,000 shares was granted to this stockholder on December 17, 2014 with an exercise price of $0.48 per share and an expiration date of December 17, 2019.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

There were no reportable transactions with related parties, including 5% or greater security holders, during the two fiscal years ended September 30, 2014 and 2013.

Except as indicated herein, no officer, director, promoter, or affiliate of Timberline has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by Timberline through security holdings, contracts, options, or otherwise.  In cases where we have entered into such related party transactions, we believe that we have negotiated consideration or compensation that would have been reasonable if the party or parties were not affiliated or related.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in our proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds.  All related party transactions must be reported for review by the Audit Committee of the Board of Directors pursuant to the Audit Committee’s charter and the rules of the NYSE MKT.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

.

PROPOSAL 2 — APPROVAL OF THE ADOPTION OF THE
TIMBERLINE 2015 STOCK AND INCENTIVE PLAN

What am I voting on?

Background

On August 24, 2015, the Board approved the 2015 Stock and Incentive Plan, subject to our Stockholders’ approval at the Meeting.  The purpose of the 2015 Stock and Incentive Plan is to promote our interests and our Stockholders interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of our Company, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in our Company, thereby aligning the interests of such persons with our Shareholders.

If approved, the 2015 Stock and Incentive Plan is intended to replace our 2005 Equity Incentive Plan.  As of August 21, 2015, there were 542,112 Timberline Shares (or 5% of the total number of issued and outstanding Timberline Shares) issuable under issued and outstanding options under our 2005 Equity Incentive Plan The 2005 Equity Incentive Plan, as amended, expired on May 28, 2015, for the issuance of new options and equity incentives, therefore no further options or equity incentives may be granted under our 2005 Equity Incentive Plan.

The Board believes that the following factors should be considered in connection with the adoption of the 2015 Stock and Incentive Plan:

●	Equity compensation remains a key component of a competitive compensation package of our industry and we believe it effectively rewards employees for the success of our Company over time.

●	The 2005 Equity Incentive Plan has expired and new stock options and equity incentives can no longer be granted under its terms.

●
The 2015 Stock and Incentive Plan would enable us in addition to granting stock options, the flexibility to grant other forms of equity incentives, such as restricted stock, restricted stock units and other stock-based awards.

●
The Compensation Committee is designated as the body responsible for the administration of the 2015 Stock and Incentive Plan and generally has broad authority to determine the recipients of awards and the terms and conditions of such awards.

●	Approval of 4,000,000 Timberline Shares.

Participation and Current Reservation of Awards

The 2015 Stock and Incentive Plan will be available to our directors, executive officers and employees on the same basis of participation – the discretion of our Compensation Committee in determining the grant of Awards under the plan on the basis of their judgment as to the best interests of the Company and the Stockholders.

There are currently no Awards reserved or otherwise set aside to be granted, including any Awards to be granted to any executive officer (including any named executive officer), director, nominee for director, employee or any associate of any of the foregoing.  Since Awards are to be granted at the discretion of the Compensation Committee it is not possible to determine at this time the number of Awards that would have been granted had the Awards Plan been in effect during the prior fiscal year, except for the following:

●
In relation to the appointment of Mr. Patankar as the Company’s Chief Executive Officer on December 19, 2014, the Company agreed to issue Mr. Patankar 100,000 options in the Company; however due to a conflict in the rules of the TSX-V and the NYSE MKT, the Company was only able to issue Mr. Patankar 34,189 options under the Company’s 2005 Incentive Plan.  Had the 2015 Stock and Incentive Plan been effective and sufficient Timberline Shares available for issuance thereunder, Mr. Patankar would have received an additional 65,811 options. The Compensation Committee has the discretion to issue options to Mr. Patankar upon approval of the 2015 Stock and Incentive Plan to make Mr. Patankar whole pursuant to the Company’s original agreement in relation to his employment.

The following is a brief summary of the material terms of the material of the 2015 Stock and Incentive Plan.  This summary is qualified in its entirety by the full text of the 2015 Stock and Incentive Plan which is set out in Appendix “B”

Description of the 2015 Stock and Incentive Plan

Administration
The Compensation Committee administers the 2015 Stock and Incentive Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2015 Stock and Incentive Plan. Subject to the provisions of the 2015 Stock and Incentive Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee has authority to interpret the 2015 Stock and Incentive Plan and establish rules and regulations for the administration of the 2015 Stock and Incentive Plan.

The Compensation Committee may delegate its powers under the 2015 Stock and Incentive Plan to one or more officers, except that such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act or in a manner as would cause the 2015 Stock and Incentive Plan not to comply with Section 162(m) of the Internal Revenue Code, applicable exchange rules or applicable corporate law.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an award under the 2015 Stock and Incentive Plan. As of August 24, 2015, approximately 15 persons were eligible as a class to be selected by the Compensation Committee to receive awards under the 2015 Stock and Incentive Plan.

Shares Available for Awards

The aggregate number of shares that may be issued under all stock-based awards made under the 2015 Stock and Incentive Plan will be 4,000,000 Timberline Shares.  In addition, for stock options and stock appreciation rights (“SARs”), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2015 Stock and Incentive Plan. If awards under the 2015 Stock and Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards shall again become available for issuance under the 2015 Stock and Incentive Plan. However, under the following circumstances, shares will not again be available for issuance under the 2015 Stock and Incentive Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.  In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2015 Stock and Incentive Plan.

Certain awards under the 2015 Stock and Incentive Plan are subject to limitations. No person may be granted awards under the 2015 Stock and Incentive Plan for more than 1,000,000 shares of our common stock in any calendar year.  The maximum amount payable to a participant within any taxable year under all performance awards denominated in cash may not exceed $1,000,000.  Non-employee directors may not be granted awards in any calendar year of more than 500,000 shares.

The Compensation Committee will adjust (i) the number of shares available under the 2015 Stock and Incentive Plan, (ii) the number and type of shares subject to outstanding awards and (iii) the share limits described above in the case of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2015 Stock and Incentive Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Dilution Discussion

In setting the amount of shares authorized under the 2015 Stock and Incentive Plan for which stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the CEO for the other named executive officers. Neither the Committee nor the Board has authorized specific grants of awards to be made under the 2015 Stock and Incentive Plan, subject to stockholder approval. However, the Compensation Committee and the Board believe that the shares being requested should be sufficient for awards under the 2015 Stock and Incentive Plan for approximately the next three years.

To reduce the dilutive impact of our equity award grants on our stockholders’ interests, we actively administer our equity grant program to make use of our resources as effective as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The 2015 Stock and Incentive Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:

●	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);

●	stock appreciation rights;

●	restricted stock;

●	restricted stock units;

●	performance awards;

●	dividend equivalents; and

●	other stock-based awards.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as discussed in the 2015 Stock and Incentive Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the 2015 Stock and Incentive Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee.  Unless otherwise specified by the Compensation Committee, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

Option and SAR awards under the 2015 Stock and Incentive Plan qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). In addition, the Compensation Committee may grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards),  other securities, other awards or other property under the 2015 Stock and Incentive Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) (“performance awards”). A performance award will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee in compliance with

Section 162(m). The Compensation Committee must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m).

Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary, business unit, channel, merchandise category or line of business basis: economic value added (EVA); sales or revenue; costs or expenses; net profit after tax; gross profit; income; cash flow; earnings; earnings per share (EPS); earnings per share from continuing operations; returns; margins; ratios; budget comparisons; unit volume; stock price; net working capital; value creation; market share; market capitalization; workforce satisfaction and diversity goals; employee retention; production metrics; development; implementation or completion of key projects; or strategic plan development and implementation. Such goals may reflect absolute results of individual performance or that of the Company or a subsidiary, division, business segment or business unit performance.  When establishing performance criteria, the Compensation Committee may allow the exclusion of charges related to an event or occurrence that the Compensation Committee determines should properly be excluded.

Under the 2015 Stock and Incentive Plan, following the close of each performance period, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.

Other Stock-Based Awards

The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2015 Stock and Incentive Plan. No other stock-based awards shall contain a purchase right or option-like exercise feature.

Duration, Termination and Amendment

The 2015 Stock and Incentive Plan has a term of ten years expiring on September 24, 2025, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the 2015 Stock and Incentive Plan. The Board shall require the approval of any amendment or modification of the 2015 Stock and Incentive Plan that would:  (i) be required under the listing requirements of the NYSE MKT or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the 2015 Stock and Incentive Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the 2015 Stock and Incentive Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the 2015 Stock and Incentive Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

●
termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

●	replacement of any award with other rights or property selected by the Compensation Committee or the Board;

●	the assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity;

●	acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant’s award agreement; or

●	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All awards under the 2015 Stock and Incentive Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected.  The Compensation Committee may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of the Company other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation.  Any election, if allowed, must be made on or before the date that the amount of tax to be withheld is determined.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee, no award or other right or interest of a participant under the 2015 Stock and Incentive Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 2015 STOCK AND INCENTIVE PLAN

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2015 Stock and Incentive Plan

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular federal income tax.  However, the optionee may be required to recognize income for purposes of the alternative minimum tax (“AMT”).  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) the Company will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held.  Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock.  Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture.  However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions).  With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income.  The Company will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units, Performance Awards and Dividend Equivalents.  Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the deferred awards are granted.  Deferred award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the deferred award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the deferred award.  Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income.  Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the deferred award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws.  The Company will be entitled to an income tax deduction for any amounts included by the deferred award holder as ordinary income.  For deferred awards that are payable in shares, the participant’s tax basis in the shares received pursuant thereto will be equal to the fair market value of the shares at the time the shares become payable.  Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Income Tax Deduction.  Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and other performance awards paid under the 2015 Stock and Incentive Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, our Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2015 Stock and Incentive Plan.   Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other three most highly compensated executive officers (excluding the chief financial officer). However, “qualified performance-based compensation” is not subject to the

$1,000,000 deduction limit.  In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

Delivery of Shares for Tax Obligation.  Under the 2015 Stock and Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.

Section 409A of the Internal Revenue Code.  The Committee will administer and interpret the 2015 Stock and Incentive Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.  If any provision of the 2015 Stock and Incentive Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2015 Stock and Incentive Plan.
Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.  Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Internal Revenue Code to recognize income as of the date the shares are received.

Equity Compensation Plans

The following summary information is presented for the 2005 Equity Incentive Plan as of September 30, 2014.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights(2) (a)	Weighted-average exercise price of outstanding options, warrants, and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2) (c)
Equity compensation plans approved by security holders	228,334(1)	$9.09	399,189
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable
TOTAL	228,334(1)	$9.09	399,189
(1)
In February 2005, our Board adopted the 2005 Equity Incentive Plan which was approved by stockholders on September 23, 2005.  This plan authorizes the granting of up to 750,000 non-qualified 10 year stock options to Officers, Directors and consultants. In August 2006, the Board adopted the Amended 2005 Equity Incentive Plan which was approved by stockholders on September 22, 2006. This amended plan increases the number of non-qualified 10 year stock options that are authorized to be issued to Officers, Directors and consultants to 2,750,000. On August 22, 2008, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Plan as previously amended.  Following the increase, the plan provides for 7,000,000 shares of common stock for awards under the plan.  On May 28, 2010, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Plan as previously amended.  Following the increase, the plan provides for 10,000,000 shares of common stock for awards under the plan.

(2)
Subsequent to September 30, 2014 our board of directors and stockholders approved a one-for-twelve reverse stock split of our common stock.  After the reverse stock split, effective October 31, 2014, each holder of record held one share of common stock for every 12 shares held immediately prior to the effective date.  As a result of the reverse stock split, the number of shares underlying outstanding stock options and warrants and the related exercise prices were adjusted to reflect the change in the share price and outstanding shares on the date of the reverse stock split.  The effect of fractional shares was not material.  All share and per-share amounts and related disclosures have been retroactively adjusted for all periods to reflect the one-for-twelve reverse stock split.

As to the options granted to date, there were no options exercised during the fiscal year ended September 30, 2014. Subsequent to the year ended September 30, 2014, we granted 228,334 options under the 2005 Equity Incentive Plan and 60,411 options became available due to the expiration of unexercised outstanding options.  The 2005 Equity Incentive Plan, as amended, expired on May 28, 2015, therefore no further options may be granted under the plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2015 STOCK AND INCENTIVE PLAN.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected DeCoria, Maichel & Teague P.S. to be our Independent Registered Public Accounting Firm for the current fiscal year ending September 30, 2015.

This proposal seeks stockholder ratification of the appointment of DeCoria, Maichel & Teague P.S.

Will a representative of DeCoria, Maichel & Teague P.S. be present at the Meeting?

We do not expect that a representative of DeCoria, Maichel & Teague P.S. will be present at the Meeting.

Information of Independent Registered Public Accounting Firm

DeCoria, Maichel & Teague P.S. was the Independent Registered Public Accounting Firm for Timberline in the fiscal year ended September 30, 2014.

Our financial statements have been audited by DeCoria, Maichel & Teague P.S., independent registered public accounting firm, for the years ended September 30, 2006 through September 30, 2014.

The following table sets forth information regarding the amount billed to us by our independent auditor, DeCoria, Maichel & Teague P.S. for our two fiscal years ended September 30, 2014 and 2013, respectively:

	Years Ended September 30,
	2014	2013
Audit Fees	$49,619	$62,265
Audit Related Fees	$16,985	$15,283
Tax Fees	$4,275	$16,300
All Other Fees	$0	$0
Total	$70,879	$93,848

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2014 were pre-approved by the Audit Committee. The Audit Committee reviews with DeCoria, Maichel & Teague P.S. whether the non-audit services to be provided are compatible with maintaining the auditor's independence.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

APPENDICES

APPENDIX A                                Form of Proxy Card
APPENDIX B                                Timberline 2015 Stock and Incentive Plan

By Order of the Board of Directors,

/s/ Randal Hardy

Randal Hardy
Chief Financial Officer

Timberline Resources Corporation
101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
August 24, 2015

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A
ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
TIMBERLINE RESOURCES CORPORATION

The undersigned appoints Kiran Patankar, Chief Executive Officer, and Randal Hardy, Chief Financial Officer, of Timberline Resources Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual and special meeting of shareholders of Timberline Resources Corporation, to be held September 24, 2015 beginning at 10:00 A.M., Pacific Daylight Time, at 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

PROXY SOLICITED BY THE BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
INTERNET – Cast your vote at www.proxyvote.com	ACCOUNT NUMBER	8871331205
	CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends a Vote “FOR ALL NOMINEES” in Item 1.		The Board of Directors Recommends a Vote “FOR” Items 2 and 3.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*	NOMINEES ™ William Sheriff ™ Kiran Patankar ™ Paul Dircksen ™ Robert Martinez ™ Leigh Freeman	Item 2. To Approve the Adoption of the 2015 Stock and Incentive Pla Item 3. To ratify the appointment of the Company’s Independent Registered Public Accounting Firm	FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐
Vote FOR an individual nominee by filling in the appropriate circle above
INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).

______________________________________________
To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.
______________________________________________
______________________________________________
______________________________________________

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.
A vote to ABSTAIN will be counted for the purposes of establishing a quorum at the annual meeting but is not considered a vote cast for or aga inst a proposal or as a vote withheld for any director nominee and will not affect the outcome of any proposal.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1, FOR Items 2 and 3 will be voted at the annual meeting.
Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

A-1

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: _____________________________________________________________________ Date: ________

Print Name: ________________________________________________________________________________

Title: _____________________________________________________________________________________

Signature of Stockholder: _____________________________________________________________________ Date: ________

Print Name: ________________________________________________________________________________

Title: ___________________________________________________________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A-2

TIMBERLINE RESOURCES CORPORATION
2015 STOCK AND INCENTIVE PLAN

Section 1.     Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash -based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.                  Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)           “Board” shall mean the Board of Directors of the Company.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)           “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(g)           “Company” shall mean Timberline Resources Corporation and any successor corporation.

(h)            “Director” shall mean a member of the Board.

(i)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)           “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(k)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)           “Fair Market Value” with respect to of one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m)           “Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.1

(n)           “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)            “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q)            “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)           “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

1	The concept of a “full value award” is relevant for plans that either use the “fungible” ratio method for share counting or that have separate limits for full value awards. See memo for discussion.

(t)           “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	economic value added (EVA);
•	sales or revenue;
•	costs or expenses;
•	net profit after tax;
•	gross profit;
•	income (including without limitation operating income, pre-tax income and income attributable to the Company);
•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
•
earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•	earnings per share (EPS) (basic or diluted);
•	earnings per share from continuing operations;
•
returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

•	margins (including one or more of gross, operating and net income margin);
•	ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
•	budget comparisons;
•	unit volume;
•	stock price;
•	net working capital;
•	value creation;
•	market share;
•	market capitalization;
•	financings;
•	workforce satisfaction and diversity goals;
•	safety metrics;
•	employee retention;
•	production metrics;
•	exploration programs;
•	permitting milestones;
•	development;
•	commercial production;
•	implementation or completion of key projects;
•	strategic plan development and implementation.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee.  To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).  To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.

(u)           “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)           “Plan” shall mean the Timberline Resources Corporation 2015 Stock and Incentive Plan, as amended from time to time.

(w)            “Prior Stock Plan” shall mean the Timberline Resources Corporation Amended 2005 Equity Incentive Plan, as amended from time to time.

(x)           “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(y)           “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)           “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(aa)           “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(bb)           “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(cc)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd)           “Share” or “Shares” shall mean common shares $0.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(ee)           “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ff)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.                  Administration

(a)           Power and Authority of the Committee. The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)           Delegation.  The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.

(c)           Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)           Indemnification.  To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.  The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.                  Shares Available for Awards

(a)           Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i)	4,000,000 Shares.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b)           Counting Shares.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares or if an Award is a Full Value Award, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)
Shares Added Back to Reserve.  Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Full Value Awards or Shares covered by an Award that are settled in cash, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.  Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.  Shares issued under Awards granted in in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)           Adjustments.  In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in

 Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)           Award Limitations Under the Plan.  The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)
Section 162(m) Limitation for Awards Denominated in Shares.  No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards Denominated in Cash.  The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $1,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

(iii)
Limitation Awards Granted to Non-Employee Directors.  No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.                  Eligibility

Any Eligible Person shall be eligible to be designated as a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.                  Awards

(a)           Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.  The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.  Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)
Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises.  The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 4,000,000 Shares.

(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)           Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options).  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)           Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to

Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.  Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)           Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m).  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)
Timing of Designations; Duration of Performance Periods.  For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal.  The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.  To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)
Certification.  Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e)           Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)           Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement.  No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)           General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the

Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Limits on Transfer of Awards.  Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8.  The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.  An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)
Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)
Acceleration of Vesting or Exercisability.  No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.                  Amendment and Termination; Corrections

(a)           Amendments to the Plan and Awards.  The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof.  Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.  For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m)

exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)           Corporate Transactions.  In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)
either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)           Correction of Defects, Omissions and Inconsistencies.  The Committee may, without prior approval of the stockholders of the Company,  correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                  Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.                  General Provisions

(a)           No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.  An Award Agreement need not be signed by a representative of the Company unless required by the Committee.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)           Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)           No Rights of Stockholders.  Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)           No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)           Governing Law.  The internal law, and not the law of conflicts, of the State of Idaho shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)           Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)           Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.                Clawback or Recoupment

           All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11.                Effective Date of the Plan

The Plan was adopted by the Board on August 24, 2015.  The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on September 24, 2015, and the Plan shall be effective as of the date of such shareholder approval.  On and after shareholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.                Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on August 24, 2025 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.